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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                ______________


                                   FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 8, 2002



                            Catalina Lighting, Inc.
            (Exact name of registrant as specified in its charter)


               Florida                                1-9917                           59-1548266
     (State or other jurisdiction                  (Commission                        (IRS Employer
           of incorporation)                       File Number)                     Identification No.)

         18191 N.W. 68th Avenue
             Miami, Florida                                                33015
(Address of principal executive offices)                                 (Zip code)


Registrant's telephone number, including area code: (305) 558-4777
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Item 5.  Other Events.

     Catalina Lighting, Inc., a Florida corporation (the "Registrant"), effected a one-for-five share combination (the "Share Combination"), whereby every five shares of Common Stock outstanding as of 8:00 a.m. (Eastern Time) on April 8, 2002 have been automatically combined into one share of Common Stock. Any fraction of a share that a holder would otherwise receive as a result of the Share Combination will be rounded up to the nearest whole share.

     The information contained in the Registrant's press release dated April 4, 2002 with respect to the Share Combination is included in Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

(c)  Exhibits.

        Exhibit No.         Description
      ---------------     ---------------

           99.1             Press Release of the Registrant dated April 4, 2002.

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         CATALINA LIGHTING, INC.


Date:  April 8, 2002                     By:  /s/  Eric Bescoby
                                              ---------------------------------
                                              Eric Bescoby
                                              Chief Executive Officer
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                                 EXHIBIT INDEX


     Exhibit No.      Exhibit
     -----------      -------

       99.1           Press release of the Registrant dated April 4, 2002.